UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 26, 2007
March 26, 2007
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 1020 East Meadow Circle Palo Alto, California	94303

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 687-3900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On March 26, 2007, Alexza Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results from its 400 patient Phase IIb clinical trial of AZ-001 (Staccato® prochlorperazine) in patients with migraine headaches.
     On March 26, 2007, the Company also issued a press release announcing initial results from its Phase IIa clinical trial of AZ-004 (Staccato® loxapine) in schizophrenic patients with acute agitation. The aforementioned press releases are filed as Exhibits 99.1 and 99.2 hereto, respectively, the contents of which are incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01, and attached as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Alexza’s AZ-001 Phase IIb Trial Meets Primary Endpoint of 2-Hour Pain Relief in Patients with Migraine Headache,” dated March 26, 2007.

99.2	Press Release titled “Alexza’s AZ-004 Phase IIa Trial Meets Primary Endpoint in Treating Schizophrenic Patients with Acute Agitation,” dated March 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: March 26, 2007	By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Alexza’s AZ-001 Phase IIb Trial Meets Primary Endpoint of 2-Hour Pain Relief in Patients with Migraine Headache,” dated March 26, 2007.

99.2	Press Release titled “Alexza’s AZ-004 Phase IIa Trial Meets Primary Endpoint in Treating Schizophrenic Patients with Acute Agitation,” dated March 26, 2007.